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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 9, 1999

                             BLYTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        1-13026                      36-2984916
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                            Identification No.)
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
   100 FIELD POINT ROAD, GREENWICH, CONNECTICUT          06830
     (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code (203) 661-1926

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

    On December 9, 1999, the Board of Directors unanimously approved the amendment and restatement of the Amended and Restated 1994 Employee Stock Option Plan, as previously amended (the "Amended and Restated Plan"), subject to stockholder approval. The Amended and Restated Plan increases the number of shares reserved for issuance upon exercise of options by an additional 1,000,000 shares. See Exhibit 4.1 attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

    4.1 Amended and Restated 1994 Employee Stock Option Plan of the Company

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       BLYTH INDUSTRIES, INC.

Date: December 10, 1999
                                                       By:  /s/ Bruce D. Kreiger
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                                                                      Name: Bruce D. Kreiger
                                                             Title: Vice President & General Counsel
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